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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     ------------

                                       FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 16, 1998

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                           MERIDIAN INDUSTRIAL TRUST, INC.
                (Exact name of registrant as specified in its charter)




           MARYLAND                       1-14166               94-3224765
  (State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

          455 MARKET STREET                                        94105
              17TH FLOOR                                         (Zip code)
       SAN FRANCISCO, CALIFORNIA
(Address of principal executive offices)


          Registrant's telephone number, including area code: (415) 228-3900

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ITEM 5.   OTHER EVENTS.

     On November 16, 1998, Meridian Industrial Trust, Inc., a Maryland corporation (the "Company"), entered into that certain Agreement and Plan of Merger dated as of November 16, 1998 (the "Merger Agreement"), between the Company and ProLogis Trust, a Maryland real estate investment trust ("ProLogis"), pursuant to which the Company has agreed to merge (the "Merger") with and into ProLogis. The consummation of the Merger and the other transactions contemplated by the Merger Agreement is subject to certain terms and conditions set forth in the Merger Agreement, including approval by the stockholders of the Company and ProLogis. The Company has also entered into that certain Voting Agreement dated as of November 16, 1998 (the "Voting Agreement"), between Security Capital Group Incorporated, a Maryland corporation and significant securityholder of ProLogis ("Security Capital"), and the Company, pursuant to which Security Capital agreed, among other things, to vote its 49,903,814 common shares of beneficial interest, par value $.01 per share, of ProLogis in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger. On November 17, 1998, the Company issued a press release announcing the Merger.

     The foregoing description of the Merger Agreement, the Merger and the Voting Agreement does not purport to be complete and is qualified in its entirety by the copies of the Merger Agreement, Voting Agreement and press release, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     2.1       Agreement and Plan of Merger dated November 16, 1998, between
               Meridian Industrial Trust, Inc. (the "Company") and ProLogis
               Trust.  (1)

     2.2       Voting Agreement dated November 16, 1998, between Security
               Capital Group Incorporated and the Company.*

     99.1      Press Release dated November 17, 1998.  (1)

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*    Filed herewith.

(1) Incorporated herein by reference to the Current Report on Form 8-K of ProLogis Trust, dated November 16, 1998, Commission File No. 1-12846.
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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERIDIAN INDUSTRIAL TRUST, INC.



Date:  November 18, 1998           By:       /s/ Robert A. Dobbin
                                       -----------------------------------
                                   Name:     Robert A. Dobbin
                                   Title:    General Counsel and Secretary





                                   -2-
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                                EXHIBIT INDEX

Exhibit
 Number                             Description
 ------                             -----------
2.1       Agreement and Plan of Merger dated November 16, 1998, between Meridian
          Industrial Trust, Inc. (the "Company") and ProLogis Trust.  (1)

2.2       Voting Agreement dated November 16, 1998, between Security Capital
          Group Incorporated and the Company.*

99.1      Press Release dated November 17, 1998.  (1)

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*    Filed herewith.

(1) Incorporated herein by reference to the Current Report on Form 8-K of ProLogis Trust, dated November 16, 1998, Commission File No. 1-12846.